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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 1998


                           Synthetic Industries L.P.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Georgia                         0-21548                 13-3397585
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   (State of or Other          (Commission File Number)        (IRS Employer
Jurisdiction Incorporation)                                Identification No.)

           309 LaFayette Road
           Chickamauga, Georgia                                  30707
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (706) 375-3121



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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

        On March 19, 1998, the Delaware Supreme Court affirmed the October 23, 1997 decision of the Delaware Court of Chancery to preliminarily enjoin the implementation of the proposed Agreement and Plan of Withdrawal and Dissolution (the "Plan") of Synthetic Industries, L.P. (the "Registrant"). In connection with the Court's decision, the Registrant has withdrawn the Plan and filed a press release on May 14, 1998, a copy of which is attached as Exhibit 99.1.





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


        (c)     Exhibits

                99.1 Text of Press Release of Synthetic Industries L.P., dated May 14, 1998.







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                                   SIGNATURES

        Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 14, 1998                             SYNTHETIC INDUSTRIES L.P.

                                                By:  SI Management L.P.
                                                     General Partner

                                                By:  Synthetic Management G.P.
                                                     General Partner

                                                By:  Chill Investments, Inc.
                                                     Managing General Partner



                                                By:  /s/ Leonard Chill
                                                   --------------------------
                                                         Leonard Chill
                                                           President






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                                 EXHIBIT INDEX

Exhibit
  No.                      Exhibit
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
99.1            Text of Press Release of Synthetic
                Industries L.P., dated May 14, 1998.